EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Edwin C. Quattlebaum, Ph.D., Chief Executive Officer, President and Co-Chairman of the Board of Directors of MetaMorphix, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the annual report on Form 10-KSB/A (Amendment No. 1) for the year ended December 31, 2005 of the Registrant (the "Report"):

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

             By:  /s/ Edwin C. Quattlebaum
                  ------------------------

                                          Edwin C. Quattlebaum, Ph.D.
                           CHIEF EXECUTIVE OFFICER, PRESIDENT AND CO-CHAIRMAN OF
                                               THE BOARD OF
                                               DIRECTORS OF
                                             METAMORPHIX, INC.

Date: December 15, 2006